Exhibit 10.19


                       Level 3 EnabledSM Partner Addendum

         This Level 3 Enabled Partner Addendum (the "Addendum") is entered into this 14th day of July, 2004, by and between Level 3 Communications, LLC ("Level 3") and Video Internet Broadcasting Corp. dba HomeNet-USA, ("Customer"). This Addendum modifies the following agreements:

         Master Service Agreement between Level 3 Communications, LLC and Video Internet Broadcasting Corp. dba HomeNet-USA dated July 14, 2004.

         (as amended and collectively, the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    Recitals

         Level 3 has developed and is in the process of implementing various programs pursuant to which certain selected parties will receive benefits in order to assist in the marketing and sale of services which utilize Level 3 Services (the "Program");

         One component of the Program entails increased levels of discount for certain Services which are offered in exchange for various levels of purchases made by participants in the Program;

         Customer desires to participate in the Program, and Level 3 desires to have Customer as a participant in the Program.

         In consideration whereof, the parties hereby agree as follows:

1. Program Level.

The Program Levels are based on monthly recurring charges for the Services. There are four (4) Program Levels: Authorized, Bronze, Silver and Gold. Customers in the Bronze, Silver or Gold levels may have access to special price discounts and other benefits.

The Program Purchase Levels will be determined only through Customer Orders submitted and accepted by Level 3 after the date of this Addendum (Customer's existing commitments or purchases, if any, shall not be included in determining whether Customer qualifies for a specific the Program Level). Level 3's billing records will be used to determine Customer's Program Level.

Upon execution of this Addendum, Customer shall be placed in the Bronze Program Level.

         (a) Maintaining the Bronze Program Level Status.

In order to maintain its status in the Bronze Program Level, Customer must (in the one-year period following execution of this Addendum) achieve monthly recurring charges as set forth in the following table. In the event that Customer's qualifying monthly recurring charges are not at the level required in each of the months indicated, Customer shall be downgraded to the "Authorized" Program Level and may no longer have access to the price discounts and other benefits available to "Bronze" Program Level participants.

--------- ---------------- ----------------- ----------------- -----------------
          3rd through 5th  6th through  8th  9th through 11th  12th through last
              Month (MRC)       Month (MRC)       Month (MRC)        Month (MRC)
--------- ---------------- ----------------- ----------------- -----------------
--------- ---------------- ----------------- ----------------- -----------------
Bronze       $    **          $   **             $   **            $   **
--------- ---------------- ----------------- ------------------ ----------------

After twelve months following the execution of this Addendum, Bronze Program Level Customers must maintain the $__________ minimum qualifying monthly recurring charge.

         (b) Changes in Program Levels based on Qualifying MRC.

If Customer's qualifying monthly recurring charges for Services exceed the Minimum Monthly Recurring Charge shown below, Customer will be upgraded to either the Silver or Gold Program Level in the next following calendar month:

         ------------------- --------------------------------------------
           Program Level               Program Purchase Level
               (Minimum Monthly Recurring Charge)
         ------------------- --------------------------------------------
         Gold                $    **
         ------------------- --------------------------------------------
         Silver              $    **
         ------------------- --------------------------------------------

Discounts and/or pricing for the new Program Level will apply to Customer's monthly recurring charges in the following month and thereafter for as long as Customer maintains the Minimum Monthly Recurring Charges for such Program Level. If Customer's monthly recurring charges fail to meet the Minimum Monthly Recurring Charges required for the Program Level in any given calendar month, Customer's Program Level may be reduced accordingly (and thereafter Customer shall be entitled to the pricing and other terms associated with such Program Level). 2. Term. The term of this Addendum (the "Program Service Term") shall commence upon execution hereof and end two (2) years thereafter. The Program Service Term shall be automatically extended on a month-to-month basis thereafter (which extended Program Service Term may be terminated by either party upon 30 days' written notice to the other party).

3. Training & Certification Commitment. Customer must meet the minimum certification level associated with its selected Program Level (the "Program Training & Certification Commitment") on or before the sixth month following execution hereof (or achievement of the Silver or Gold Program Levels), as set forth below:


                  -------------------------------------------------------------
                                Minimum Training & Certification
  --------------- -------------------------------------------------------------
  Program Level           # of Sales            # of Sales          # of Order
              Certifications Engineering Administration
                                            Certifications      Certifications
  --------------- ------------------- --------------------- -------------------
  Gold                             6                     6                   1
  --------------- ------------------- --------------------- -------------------
  Silver                           3                     3                   1
  --------------- ------------------- --------------------- -------------------
  Bronze                           1                     1                   1
  --------------- ------------------- --------------------- -------------------

In the event that Customer has not met the minimum Program Training & Certification Commitment within the timeframe set forth above, Level 3 may (upon written notice to Customer), at Level 3's option, reduce Customer's Program Level appropriately. If Customer has failed to satisfy the Bronze Program Training and Certification Commitment within the timeframe set forth above, Level 3 may terminate this Addendum and/or the pricing contemplated hereby.

3. Funnel Reporting Commitment. Customer must provide timely and accurate information which describes Customer's expected purchases on a monthly basis ("Sales Funnel Reports"). The Sales Funnel Reports shall include all anticipated purchases, including purchases which are less than 100% probable. The Sales Funnel Reports will be provided in the form requested by Level 3, which may include verbal, written or electronic reporting.

 The "**" marks the location of information that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

5. Tier 1 Support Commitment. Customer must provide a customer support capability which will allow its own end-customers to contact Customer at any time (24-hours a day, 365 days a year) ("Tier 1 Support"). Tier 1 Support shall include:

         - Installation and service provisioning inquires, such as office administrator functions, user "moves, adds, changes & deletes", and password resets

         - Service management and service disruption inquires, including triaging of problems (between WAN, LAN or application problems) and escalating only the appropriate problems to Level 3

         -        Billing inquires

         -        Network service performance inquiries

         - Project management responsibility for any on-site break/fix initiatives

Customer may elect to provide Tier 1 Support directly or to contract with a third party. The cost of providing Tier 1 Support, whether provided directly or through a third party, shall be borne by Customer.

6. Pricing Discounts. During the Program Service Term, certain of Customer's monthly recurring charges shall be discounted as set forth in the "Pricing Sheets" attached hereto. Discounts may be stated as a percentage discount off of Level 3's wholesale list prices as set forth in each such Pricing Sheet. Level 3 reserves the right to modify the discount structure, or any Pricing Sheet, applicable to any Service at any time in its sole discretion. Level 3 may further supply additional Pricing Sheets for other Level 3 Services. All new Pricing Sheets or changes to existing Pricing Sheets may be communicated through the Partner Portal or otherwise, as determined by Level 3. Customer acknowledges that the Pricing Sheets and the information contained therein are confidential information and may not, under any circumstances, be shared with third parties (including Customer's end users or prospects).

7. Marketing Development Funds. At its discretion, Level 3 may make available Marketing Development Funds ("MDF") for use by Customer to promote Level 3's Services. These funds are provided by Level 3 in its sole and absolute discretion, and are subject to rules and procedures determined by Level 3 from time to time in its sole and absolute discretion.

8. Termination.

(a) Level 3 retains the right to modify or discontinue the Program (or any component thereof) at its discretion at any time by providing 30 days' prior written notice to Customer. In the event that (1) Level 3 terminates Customer's participation in the Program or discontinues the Program, or (2) Customer reasonably determines that any modification, restriction or limitation of the Program or Customer's participation in the Program has materially and adversely impacted the value of Customer's continued participation in the Program, Customer may withdraw from the Program without penalty, at which time this Addendum shall be terminated.

(b) In the event that Level 3 terminates Customer's participation in the Program because Customer has failed to abide by the terms of the Program and has not cured such failure within 30 days after written notice thereof from Level 3, or in the event that Customer breaches this Addendum and fails to cure such breach within the times set forth in the Agreement, then Level 3 may elect to (i) terminate this Addendum in its entirety, or (ii) discontinue offering the discounts that would otherwise be applicable to Customer Orders submitted hereunder.

(c) Upon termination of this Addendum for any reason, (i) the discounted rates for Service shall cease to be applicable to new orders placed by Customer with Level 3; (ii) Customer shall cease use of any Marketing Materials; and (iii) any other rights or privileges granted to Customer hereunder shall immediately cease. Customer's rates for Service already ordered under the terms of this Addendum shall be governed by the rates for Service set at the time the Services were ordered for the remainder of the Service Term.

(d) In the event of a failure by Customer to pay amounts due and owing under the Agreement, Customer hereby agrees that Level 3 may (if Level 3 so desires in its sole and absolute discretion) contact, communicate with and solicit (or refer such end users to third parties for solicitation), any or all of Customer's end users to make appropriate arrangements for the discontinuance or continuation of services. Customer expressly agrees that Level 3 shall have no liability to Customer whatsoever for initiating or continuing such communication or solicitation. Notwithstanding the foregoing, (i) Customer and Level 3 each agree and acknowledge that Customer's end users are not and shall not be considered to be third-party beneficiaries of this Addendum or the Agreement, and (ii) Level 3's actions in initiating or continuing communications with Customer's end users shall in no way affect Customer's contractual obligations to Level 3 under the Agreement or this Addendum.

9. License Grant. Level 3 hereby grants to Customer, during the term of this Agreement, a non-exclusive, non-transferable, non-sublicenseable right and license in the United States to use, reproduce and distribute any marketing materials ("Marketing Materials") and user manuals, specifications and other documentation detailing the Services offered by Level 3 (collectively, the "Service Specifications") provided by Level 3 hereunder in connection with its participation in the Program; provided, however, that Customer shall only be permitted to distribute the Service Specifications and Marketing Materials to end users and potential end users seeking services from Customer. Customer shall remove all of Level 3's trademarks, service marks, trade names and logos from the Marketing Materials and Service Specifications prior to distributing them to third parties. Except as otherwise set forth in this section, Customer shall not make any modifications to the Service Specifications without Level 3's prior written approval. Level 3 Communications, Inc. shall retain all right, title and interest, including all intellectual property rights, in and to all Marketing Materials and the Service Specifications provided by Level 3. By way of clarification, the works containing the modifications made by Customer to the Marketing Materials and Service Specifications shall be owned by Level 3 Communications, Inc. as a work made for hire. To the extent such modified Marketing Materials and Service Specifications may not be considered a work made for hire, Customer assigns to Level 3 Communications, Inc. all right, title and interest in the modified Marketing Materials and Service Specifications.

10. Partner Portal. The terms and conditions of this Section 10 shall only be applicable to Customer's access to and use of Level 3's online Partner Portal (the "Partner Portal"). The Partner Portal is an online web portal that provides Customer with access to reporting, pricing, and Marketing Materials and online ordering of certain Level 3 Services.

(a) Authorized Users.

         (i) Customer may enroll for access to the Partner Portal by signing and returning a completed Authorized User Access Form as designated by Level 3, a copy of which is available from Level 3 upon request, for each individual who is authorized to access and use the Partner Portal on behalf of Customer. Customer shall have the right to add or delete Authorized Users from time to time at Customer's discretion by submission to Level 3 of the appropriate form(s) designated by Level 3 and available upon request. Level 3 will send written confirmation (via e-mail) of its receipt of such written request, and will implement such additions, deletions or changes by close of business on the second (2nd) business day after receipt of such written request.

         (ii) Customer agrees that the person using the Partner Portal username and password is the person assigned to that username and password and has the access rights and authority to bind Customer (the "Authorized User") consistent with the access rights and authority assigned by Customer to that Authorized User in the applicable Authorized User Access Form.

         (iii) Customer shall be responsible for the confidentiality and use of all Partner Portal user name(s), password(s) and other security data, methods and devices that may be provided by Level 3 to Customer from time to time for use by Authorized Users. Customer shall immediately notify Level 3 if there is any unauthorized use of Customer's username(s), password(s) and other security data, methods or devices.

         (b) Change, Suspension or Termination of the Partner Portal. Level 3 may, at any time and without notice, change, modify and/or alter the Partner Portal, including, without limitation, the functionality of the Partner Portal and the Service available for ordering by Customer therein; provided, however, that Level 3 shall use commercially reasonable efforts to notify Customer of such changes, additions or deletions. In addition, Level 3 may, without cause, suspend or terminate Customer's access to the Partner Portal or otherwise discontinue the Partner Portal, in whole or in part, upon written notice to Customer.

         (c) Proprietary Rights. Customer agrees that Level 3's Partner Portal is the property of Level 3. Customer agrees not to use Level 3's Partner Portal other than for its intended use and, in no event, shall Customer provide access to the Partner Portal to any person other than an Authorized User.

         (d) Ordering Service Through the Partner Portal. This Section 10(d) shall be applicable to Customer's submission of Customer Orders to Level 3 via the Partner Portal.

         (i) Without limiting the generality of Section 10(a)(ii) above, Customer acknowledges and agrees that any Customer Order for Service submitted via the Partner Portal by an Authorized User shall constitute a valid and binding Customer Order of Customer (subject to the same terms and conditions for all Customer Orders under the Agreement), and Customer shall be responsible for any and all charges associated with such Customer Order.

         (ii) Level 3 shall confirm the submission of a Customer Order by forwarding to Customer via e-mail a "Confirmation" of the Customer Order within one (1) business day of receipt of the Customer Order via the Partner Portal. In the event Customer does not receive a Confirmation within such time frame, Customer should contact its Level 3 account representative. If the Confirmation incorrectly states any of the terms that Customer believes are applicable to its Customer Order or refers to a Customer Order that is improper, incomplete or otherwise submitted in error, Customer shall deliver written notice of its objection to the Confirmation within two (2) business days following Level 3's delivery of the Confirmation. In the event that an objection to a Confirmation is delivered to Level 3 within such two (2) business day period, then (x) the Customer Order shall be deemed rescinded by Customer and (y) the parties shall confer in an effort to resolve, if applicable, any incorrect or incomplete term. If no objection to the Confirmation is received by Level 3 before the expiration of this two (2) day timeframe, the Customer Order shall be deemed correct and submitted by Customer to Level 3 for consideration.

         (iii) Both Customer and Level 3 agree that the electronic order process (as more particularly described in this Section 10(d)) within the Partner Portal creates a valid and binding Customer Order between Level 3 and Customer.

11. Remaining Terms Unaffected. Unless specifically modified hereby, the terms, conditions and provisions contained in the Agreement shall remain in full force and effect, and shall continue to be applicable to the Service purchased by Customer.

Level 3 Communications, LLC                  Video Internet Broadcasting Corp.
                                             dba HomeNet-USA

By:  /s/ S Trimble                           By: /s/ Jonathan A. Moore
Title:  V P Legal                            Title: Chief Technical Officer

                  PRICING SHEET - Internet AdvantageSM Services
Effective date:  February 17, 2004

Partners will receive preferential price discounts for Level 3's Internet Advantage services.

---------------------------------------- --------------------------------------
Level 3 Enabled Partner Tier              Discount Off of MRC for Qualifying
                                          Internet Advantage Products
---------------------------------------- --------------------------------------
Bronze                                                    5%
---------------------------------------- --------------------------------------
Silver                                                    10%
---------------------------------------- --------------------------------------
Gold                                                      15%
---------------------------------------- --------------------------------------

The following Level 3 services are Qualifying Internet Advantage Products: o Fixed Price DS1 Service Monthly Recurring Charges o DS1 Backup Service Monthly Recurring Charges o Fixed Price Multi-DS1 Service Monthly Recurring Charges o Fixed Price Backup Multi-DS1 Service Monthly Recurring Charges o Fixed Price DS3 Service Monthly Recurring Charges o Committed Date Rate ("CDR") with Burst for DS3 Service Monthly Recurring Charges o CDR with Burst for backup DS3 Service Monthly Recurring Charges o Rate Limiting for DS3 Service Monthly Recurring Charges o Fixed Price OC3 Service Monthly Recurring Charges o CDR with Burst for OC3 Service Monthly Recurring Charges o Usage and Non-Usage Based OC12 and OC48 Service Monthly Recurring Charges o Usage and Non-Usage Based Fast Ethernet Service Monthly Recurring Charges o Usage and Non-Usage Based Gigabit Ethernet Service Monthly Recurring Charges o Frame Relay DS1 Handoff Service Monthly Recurring Charges o Frame Relay DS3 Handoff Service Monthly Recurring Charges

The discount shall be provided only with respect to the charges listed above; the following charges (without limitation) shall not be discounted: o Activation fees or installation charges o Charges for Quality of Service (Congestion Priority Service) Feature o Charges for Customer Premise Equipment o Charges for Advanced Services, including Primary DNS 10-Pack, Secondary DNS 10-Pack, Usage Reporting, Network News Feed (initial), Packet Filtering, BGP4 Routing, Primary DNS 10-Pack (additional). Secondary DNS 10-Pack (additional), and Network News Feeds.

Discounts are stated off of Level 3's wholesale list price, which is subject to change at any time at the sole discretion of Level 3. Discounts are available only on new orders and will not be applied retroactively or on existing spending with Level 3 (Level 3 does not "re-price the base").

PRICING SHEET - (3)Center(R) Colocation Services

Effective date:  April 5, 2004

Partners will receive preferential price discounts for Level 3's Colocation services. Note that pricing for cabinets does not include power.

---------------------------------------------------------------------
 Monthly Recurring Charge List Prices            MRC        per
---------------------------------------------------------------------
 Level 3 List Cab Pricing                     $**      cab
---------------------------------------------------------------------
 Level 3 List Suite Pricing                   $**      square foot
---------------------------------------------------------------------
 Level 3 List Power 120V AC                   $**      amp
---------------------------------------------------------------------
 Level 3                                      $**      amp
---------------------------------------------------------------------
 Level 3 List Power 48V DC                    $**      amp
---------------------------------------------------------------------


--------------------------------------------------------------------------------
 Gold, Silver & Bronze Prices            MRC           per          Discount
--------------------------------------------------------------------------------
                                      See Table                       See Table
 Level 3 Partner Cab Pricing         by City cab                      by City
--------------------------------------------------------------------------------
 Level 3 Partner Suite Pricing            **       square foot         **
--------------------------------------------------------------------------------
 Level 3 Partner Power 120V AC           $**           amp             **
--------------------------------------------------------------------------------
 Level 3 Partner Power 208V AC           $**           amp             **
--------------------------------------------------------------------------------
 Level 3 Partner Power 48V DC            $**           amp             **
--------------------------------------------------------------------------------


---------------------------------------------------------------------
 Non-Recurring Charge List Prices        NRC         per
---------------------------------------------------------------------
 Level 3 List Cab Pricing                $**     ____  cab
---------------------------------------------------------------------
 Level 3 List Suite Pricing                    Custom  square foot
---------------------------------------------------------------------
 Level 3 List Power 120V AC              $**     ____  circuit
---------------------------------------------------------------------
 Level 3 List Power 208V AC              $**     ___+  circuit
---------------------------------------------------------------------
 Level 3 List Power 48V DC               $**     ____  circuit
---------------------------------------------------------------------


--------------------------------------------------------------------------------
 Gold, Silver & Bronze Prices                     NRC       per      Discount
--------------------------------------------------------------------------------
 Level 3 Partner Cab Pricing             $**           cab              **
--------------------------------------------------------------------------------
 Level 3 Partner Suite Pricing                 Custom  square foot      **
--------------------------------------------------------------------------------
 Level 3 Partner Power 120V AC           $**           circuit          **
--------------------------------------------------------------------------------
 Level 3                                 $**           Circuit          **
--------------------------------------------------------------------------------
 Level 3 Partner Power 48V DC            $**           circuit          **
--------------------------------------------------------------------------------

The "**" marks the location of information that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Cabinet Pricing Discount Table by City

-----------------------------------------------------------------------------------------------------------
                        Silver Cab Gold Cab Bronze Silver
    Facilities      Bronze Cab       MRC          MRC      Discount from   Discount from   Gold Discount
                    MRC Pricing    Pricing      Pricing         List            List         from List
-----------------------------------------------------------------------------------------------------------
Atlanta 1              **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Baltimore 1            **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Cambridge 1            **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Chicago 1              **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Cincinnati 1           **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Dallas 1               **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Denver 1               **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Emeryville 1           **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Garden City 1          **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Houston 1              **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Los Angeles 1          **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
McLean 1               **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Miami 1                **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
New York 1             **             **          **            41%             45%             49%
-----------------------------------------------------------------------------------------------------------
New York 5             **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Newark 1               **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Orlando 1              **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Philadelphia 1         **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Phoenix 1              **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Reston 1               **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
San Diego 1            **             **          **            41%             45%             49%
-----------------------------------------------------------------------------------------------------------
San Francisco 1        **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Seattle 1              **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Southfield 1           **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
St. Louis 1            **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------
Stamford 1             **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Sunnyvale 1            **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Sunnyvale 2            **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Tampa 1                **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Tustin 1               **             **          **            49%             52%             56%
-----------------------------------------------------------------------------------------------------------
Weehawken 1            **             **          **            56%             60%             63%
-----------------------------------------------------------------------------------------------------------

Level 3's wholesale list price is subject to change at any time at the sole discretion of Level 3.

Discounts are available only on new orders and will not be applied retroactively or on existing spending with Level 3 (Level 3 does not "re-price the base").

                            PRICING SHEET - (3)ToneSM

Effective date:  March 11, 2004

Partners will receive preferential, discount prices for Level 3's (3)Tone Services as listed below (subject to change).

[GRAPHIC OMITTED]

Level 3's prices are subject to change at any time at the sole discretion of Level 3.

Discount prices are available only on new orders and will not be applied retroactivity or on existing spending with Level 3 (Level 3 does not "re-price the base").

The "**" marks the location of information that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.